SUPPLEMENT TO THE PROSPECTUSES

                 CREDIT SUISSE GLOBAL POST-VENTURE CAPITAL FUND
            CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO

The following information supersedes certain information in the funds' Prospectuses.

     Allen R. Margolius and Leo M. Bernstein (see biographies below) join the Credit Suisse Global Post-Venture Capital Team, which is responsible for the day-to-day management of the fund. The current members of the team are Robert S. Janis, Greg Norton-Kidd and Calvin E. Chung. John P. Rhodes is no longer a member of the team.

        Team Member Biographies

     ALLEN R. MARGOLIUS, Director, is an analyst and co-portfolio manager specializing in U.S. small- and mid-capitalization, post-venture capital, distribution management equity portfolios. He joined CSAM in 2000 from Deutsche Bank Alex. Brown, where he worked from 1997 to 2000, most recently as an Assistant Vice President of institutional sales for U.S. equities. Previously, he was an analyst in emerging market debt restructurings at J.P. Morgan. Mr. Margolius holds a B.A. in economics and political science from the State University of New York at Binghamton, and an M.B.A. in finance from the University of Pennsylvania's Wharton School.

     LEO M. BERNSTEIN, Director, is an analyst and co-portfolio manager specializing in all sectors of technology hardware (telecommunications equipment, semiconductors and optical components) in U.S. small- and mid-capitalization, post-venture capital, distribution management equity portfolios. He joined CSAM in 1999 after earning an M.B.A. from the University of Chicago Graduate School of Business. Previously, he was an equity research associate at Morgan Stanley Dean Witter specializing in data networking and PC hardware and software companies. Mr. Bernstein holds a B.A. in English and economics from Amherst College.


The biographies of the other team members are in the Prospectuses.

Dated: March 12, 2004                                                16-0304
                                                                     For
                                                                     WPISF
                                                                     ADGPV
                                                                     CSGPV
                                                                     TRGPV
                                                                     2004-07